AMENDMENT NO. 11
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INVESTMENT SECURITIES FUNDS
          This Amendment No. 11 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the “Trust”) amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Investment Securities Funds to AIM Investment Securities Funds (Invesco Investment Securities Funds); and
          WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names effective [April 30, 2010]:

CURRENT NAME	NEW NAME
AIM Core Bond Fund	Invesco Core Bond Fund
AIM Dynamics Fund	Invesco Dynamics Fund
AIM Global Real Estate Fund	Invesco Global Real Estate Fund
AIM High Yield Fund	Invesco High Yield Fund
AIM Income Fund	Invesco Income Fund
AIM Limited Maturity Treasury Fund	Invesco Limited Maturity Treasury Fund
AIM Money Market Fund	Invesco Money Market Fund
AIM Municipal Bond Fund	Invesco Municipal Bond Fund
AIM Real Estate Fund	Invesco Real Estate Fund
AIM Short Term Bond Fund	Invesco Short Term Bond Fund
AIM U.S. Government Fund	Invesco U.S. Government Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Any and all references to AIM Investment Securities Funds are hereby changed to AIM Investment Securities Funds (Invesco Investment Securities Funds).
     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     3. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.

By:
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Core Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Dynamics Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Global Real Estate Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco High Yield Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco High Yield Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Limited Maturity Treasury Fund	Class A Shares
Class A2 Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Money Market Fund	Class A5 Shares
Class B Shares
Class B5 Shares
Class C Shares
Class C5 Shares
Class R Shares
Class Y Shares
AIM Cash Reserve Shares
Institutional Class Shares
Investor Class Shares

Invesco Municipal Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Investor Class Shares

Invesco Real Estate Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Short Term Bond Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco U.S. Government Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Van Kampen Core Plus Fixed Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen Government Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen High Yield Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Limited Duration Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares”